                                                                  EXHIBIT 10.135


                   [PREFERRED EQUITIES CORPORATION LETTERHEAD]



                                January 20, 1998



Mego Mortgage Corporation
1000 Parkwood Circle, 5th Floor
Atlanta, GA 30339

Attention: James L. Belter, Executive Vice President

Re: Services and Consulting Agreement (the "Agreement") dated as of September 1, 1996 between Mego Mortgage Corporation ("MMC") and Preferred Equities Corporation ("PEC")

Gentlemen:

This letter serves to confirm our agreement that commencing January 1, 1998 the remuneration to be paid by MMC to PEC under the Agreement shall be at the annual rate of $528,000.00 as more particularly itemized on Exhibit A attached hereto and made a part hereof. Such sum will be payable at the rate of $44,000.00 per month due and payable on the first business day of each month. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

Please sign a copy of this letter in the space indicated below to indicate your acceptance and approval of the foregoing

                             Very truly yours,

                             PREFERRED EQUITIES CORPORATION

                             By: /s/ FREDERICK H. CONTE
                                 ----------------------------------------------
                                 Frederick H. Conte, Executive Vice President


Accepted and approved as of this 20th day of January, 1998.

MEGO MORTGAGE CORPORATION

By: /s/ JAMES L. BELTER
    -------------------------------------------
    Jame L. Belter, Executive Vice President


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                                                                       EXHIBIT A

                       MMC MANAGEMENT SERVICES' AGREEMENT

                                                  ------------------------------
                                                              (Est.)   (Rounded)
                                                   FY 1997    FY 1998   FY 1998
                                                  ------------------------------

STRATEGIC PLANNING, MANAGEMENT AND TAX
J. Cohen                                           163,800         --
Executive Office                                   155,400      4,314
SVP, Finance                                       100,800     81,589

                                                  ------------------------------
                                                   420,000     85,903    86,000
                                                  ------------------------------

ACCOUNTING AND FINANCE

Treasurer                                            4,175      4,584
Payroll                                             32,675         --
Accounting/Reporting                               185,150    135,066
                                                  ------------------------------
                                                   222,000    139,650   140,000
                                                  ------------------------------
LEGAL                                              163,000    206,909   207,000
                                                  ------------------------------
INFORMATION SYSTEMS                                123,000     80,495    80,000
                                                  ------------------------------
INSURANCE MANAGEMENT                                16,000     12,830    13,000
                                                  ------------------------------
HUMAN RESOURCES                                     19,000         --        --
                                                  ------------------------------
OTHER

Purchasing                                           1,000         --
Advertising                                          3,000         --

                                                  ------------------------------
                                                     4,000         --        --
                                                  ------------------------------

                                                  ------------------------------
TOTAL                                              967,000    525,787   528,000
                                                  ------------------------------

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                                  MMC Allocation %'s
                                  ------------------
                                  FY 97 %    FY 98 %
                                  ------------------
                                    (as of 1/1/98)

STRATEGIC PLANNING, ETC.
------------------------

Executive Office
      D. Bottwin                    20          10

SVP, Finance
      H. Hirsch                     30          25

ACCOUNTING AND FINANCE
----------------------

Treasurer
      R. Rodriguez                   2           2

CAO -- Accounting / Reporting
      C. Baltuskonis                 5          10
      B. Coughlin                    0           5
      M. Sullivan                   40          50
      P. Bruhns                      0          50
      K. Morishige                  20          50
      D. Harrison                   20          50

LEGAL
-----
      D. Mayerson                   50          75
      L. Morganroth                 25          50

INFORMATION SYSTEMS
      M. O'Brien                    40          10
      K. O'Brien                     0          15
      M. Kendall                     0         100

INSURANCE MANAGEMENT
--------------------
      J. Goldstein                 7.5         7.5